                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 6, 2003


                          MOONEY AEROSPACE GROUP, LTD.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                   0-21749                   95-4257380
          --------                  --------                  ------------
(State or Other Jurisdiction       (Commission                (IRS Employer
      of Incorporation)             File No.)              Identification No.)


Louis Schreiner Field, Kerrville, TX                                      78028
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                             (Zip Code)


        Registrant's telephone number, including area code (830) 896-6000


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 4.  CHANGES IN CERTIFYING ACCOUNTANT

         On March 6, 2003, Ernst & Young LLP ("E&Y") terminated the client-auditor relationship between itself and Mooney Aerospace Group, Ltd (the "Company") by delivering to the Company a letter of resignation as the Company's independent auditors. On March 10, 2003 the Company engaged Stonefield Josephson, Inc. ("Stonefield") as its independent auditors for the fiscal year ending December 31, 2002. The decision to engage Stonefield was approved by the Board of Directors of the Company. E&Y's reports on the consolidated financial statements of the Company for fiscal years 2001 and 2000 did not contain any adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. However, the report of E&Y for these fiscal years was qualified with respect to uncertainty as to the Company's ability to continue as a going concern. During fiscal years 2001 and 2000 and the subsequent interim period through March 6, 2003, there were no disagreements with E&Y regarding any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the subject matter of the disagreements in connection with its report. The Company requested that E&Y furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The letter dated May 9, 2003 has been filed as Exhibit 99.1 to this Form 8-K/A.

         During the two most recent fiscal years and subsequent interim period, the Company did not consult with Stonefield regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any matter that was the subject of a disagreement or a reportable event as defined in the regulations of the Securities and Exchange Commission.

         Stonefield has reviewed the disclosures contained in this 8-K report. The Company has advised Stonefield that it has the opportunity to furnish the Company with a letter addressed to the Securities and Exchange Commission concerning any new information, clarifying the Company's disclosures herein, or stating any reason why Stonefield does not agree with any statements made by the Company in this report. Stonefield has advised the Company that nothing has come to its attention which would cause it to believe that any such letter was necessary.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

         (a) None

         (b) None

         (c) Exhibits

                  99.1 Letter dated May 9, 2003 from Ernst & Young to the Securities and Exchange Commission.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 9, 2003

                                    MOONEY AEROSPACE GROUP, LTD.


                                    By:  /s/  J. Nelson Happy
                                         ---------------------------------------
                                    Name:  J. Nelson Happy
                                    Title: President and Chief Executive Officer

                                  EXHIBIT INDEX

         Exhibit No.                Description
         -----------                -----------

             99.1 Letter dated May 9, 2003 from Ernst & Young LLP to the Securities and Exchange Commission.